Other Current Liabilities - Summary of Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Miscellaneous current liabilities [Abstract]
VAT Payables	$ 9	$ 192
Accruals for personnel related expenses	5,982	4,140
Other	579	864
Total	$ 6,570	$ 5,196